Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of February 16, 2018, (the “Effective Date”) is by and among NCS Multistage Holdings, Inc., a Delaware corporation (the “Parent”), Pioneer Intermediate, Inc., a Delaware corporation (the “Intermediate Parent”), Pioneer Investment, Inc., a Delaware corporation (the “US Borrower”), NCS Multistage Inc., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada (the “Canadian Borrower” and together with the US Borrower, the “Borrowers”), the subsidiaries of the US Borrower party hereto (together with the Parent and the Intermediate Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, Wells Fargo Bank, National Association, as US administrative agent (in such capacity, the “US Administrative Agent”) for the Lenders, Swing Line Lender, and Issuing Lender, Wells Fargo Bank, National Association, Canadian Branch, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the US Administrative Agent, the “Administrative Agents”) for the Lenders, and each other Person party hereto.

RECITALS

A.The Parent, the Intermediate Parent, the Borrowers, the US Administrative Agent, the Canadian Administrative Agent, the Swing Line Lender, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of May 4, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.The Borrowers have requested that the Majority Lenders amend the Credit Agreement and consent to the Specified Transactions (as defined below).

C.The Majority Lenders are willing to amend the Credit Agreement and consent to the Specified Transactions as provided herein and subject to the terms and conditions set forth herein.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Consent.  As of the Closing Date, the Canadian Borrower had made cash advances to the US Borrower in an aggregate outstanding principal amount of C$40,592,925.83 (the “Existing Intercompany Debt”) and since the Closing Date the US Borrower has repaid a portion of the Existing Intercompany Debt (the “Intercompany Debt Repayments” and, together with the incurrence of the Existing Intercompany Debt, the “Specified Transactions”).  The Administrative Agents and the Majority Lenders hereby consent to the consummation of the Specified Transactions as of the Closing Date and, to the extent any Default or Event of Default exists (or existed at any time from and after the Closing Date) in connection with the Specified Transactions (each a “Potential Default” and collectively, the “Potential Defaults”), the Administrative Agents and the Majority Lenders hereby waive any such Potential Defaults (the “Limited Waiver”). The Limited Waiver is limited to the extent expressly described herein and shall not be construed to be a consent to any other (existing or future) non-compliance with, or a waiver of, any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agents and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default (other than, for the avoidance of doubt, the Potential Defaults). The Credit Parties acknowledge that any failure of the Administrative Agents or any Lender at any time or times hereafter to require strict performance by any Credit Party of any provision of the Credit Agreement and each other Credit Document shall not waive, affect or diminish any right of the Administrative Agents or any Lender to thereafter demand strict compliance therewith.

Section 4. Amendments to Credit Agreement.
(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in alphabetical order therein:

““Second Amendment Effective Date” means February 16, 2018.”

(b) Section 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)   intercompany Debt owing to any US Credit Party by any Canadian Credit Party that (i) is set forth on Schedule 6.1, or (ii) incurred after the Closing Date; provided that (x) the aggregate principal amount outstanding and permitted under this Section 6.1(d)(ii) shall not exceed $20,000,000, (y) such intercompany Debt is unsecured and evidenced by a promissory note that is subject to an Acceptable Security Interest in favor of the US Administrative Agent, and (z) such intercompany Debt shall not be made with any proceeds of any Advance;”

(c) Section 6.1(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)   intercompany Debt owing to any Canadian Credit Party by any US Credit Party that (i) is set forth on Schedule 6.1, or (ii) incurred after the Second Amendment Effective Date; provided that with respect to clause (ii) (w) such intercompany Debt shall be permitted as an Investment by such Canadian Credit Party pursuant to Section 6.3(f), (x) the aggregate principal amount outstanding and permitted under this Section 6.1(e) shall not exceed $20,000,000, (y) such intercompany Debt is unsecured and subordinated to the Obligations as provided in the Guaranty, and (z) to the extent evidenced by a promissory note, such intercompany Debt shall not have a stated maturity date that is earlier than six months after the Maturity Date (determined at the time such intercompany Debt was incurred);”

(d) Section 6.3(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)   Investments as specified in Schedule 6.3;  provided that, the respective amounts of such investments shall not be increased;”

(e) Clause (iii) of Section 6.3(f) of the Credit Agreement is hereby amended by replacing the number “$5,000,000” with “$20,000,000”.
(f) Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.18   Prepayment of Certain Debt and Other Obligations.  No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of the subordination terms of, any Debt (including, but not limited to, Subordinated Debt), except (a) the prepayment of the Obligations in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Permitted Debt (other than Subordinated Debt) and refinancings and refundings of such Permitted Debt so long as such refinancings and refundings would otherwise comply with Section 6.1, (c) so long as no Event of Default exists or would result therefrom, other prepayments of Permitted Debt not described in the immediately preceding clauses (a) and (b), but specifically excluding any prepayments, redemptions, purchases, defeasance, or other satisfaction of Subordinated Debt and (d) so long as no Event of Default exists or would result therefrom, the prepayment, redemption, purchase, defeasance or other satisfaction of Permitted Debt between and among Credit Parties set forth on Schedule 6.1.  No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, make any payments of principal or interest with respect to Subordinated Debt, except to the extent permitted under the subordination terms set forth in Schedule 6.19 attached hereto.”

(g) Schedule 6.1 and Schedule 6.3 of the Credit Agreement are hereby replaced in their entirety with Schedule 6.1 and Schedule 6.3 attached as Exhibit A hereto.
Section 5. Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a)after giving effect to this Agreement, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the Effective Date, except that any representation and warranty which by its terms is made as of a specified date in which case such representation and warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date;

(b)after giving effect to Section 3 of this Agreement, no Default or Event of Default has occurred and is continuing;

(c)the execution, delivery and performance of this Agreement by such Credit Party are within its corporate or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable;

(d)this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws at the time in effect affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(e)there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and

(f)as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Credit Document.

Section 6. Conditions to Effectiveness.    The consent set forth in Section 3 and the amendments set forth in Section 4 shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agents shall have received this Agreement executed by duly authorized officers of the Parent, the Borrowers, the Guarantors, the Administrative Agents, and the Majority Lenders;

(b) The Borrower shall have paid all fees and expenses of the Administrative Agents’ outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date.

Section 7. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b) Each Credit Party, the US Administrative Agent, the Canadian Administrative Agent, the Issuing Lender, the Swing Line Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), and acknowledges and agrees that the Amended Credit Agreement is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Amended Credit Agreement, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c) Except as set forth in Section 3 hereof, nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the US Administrative Agent, the Canadian Administrative Agent, or any Lender with respect to the Credit Documents, or (iv) the rights of the US Administrative Agent, the Canadian Administrative Agent, any Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 8. Reaffirmation of Security Documents.  Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 9. Reaffirmation of the Guaranty.  Each US Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the US Guaranteed Obligations (as defined in the Guaranty), as such US Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such US Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 10. Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12. Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 13. Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14. Entire Agreement. This Agreement, the AMENDED CREDIT AGREEMENT and the other CREDIT Documents REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN.  ADDITIONALLY, This Agreement, the Credit Agreement as amended by this Agreement, and the other CREDIT Documents MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN EXECUTING THIS AGREEMENT, EACH PARTY HERETO HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

US BORROWER:

PIONEER INVESTMENT, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

CANADIAN BORROWER:

NCS MULTISTAGE INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

PARENT:

NCS MULTISTAGE HOLDINGS, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

INTERMEDIATE PARENT:

PIONEER INTERMEDIATE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

OTHER GUARANTORS:

PIONEER NCS ENERGY HOLDCO, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

[Signature  Page to NCS Amendment  No. 2]

NCS MULTISTAGE, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

SPECTRUM TRACER SERVICES, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

STS LOGISTICS AND ANALYTICS LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

STS TRACER SERVICES LTD.

By:	/s/ Robert Nipper
Name:	Robert Nipper
Title:	Chief Executive Officer

[Signature  Page to NCS Amendment  No. 2]

ADMINISTRATIVE AGENTS/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as US Administrative Agent, the Issuing Lender, Swing Line Lender, and a US Facility Lender

By:	/s/ Timothy P. Gebauer
Name: Timothy P. Gebauer
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, CANADIAN BRANCH as Canadian Administrative Agent and a Canadian Facility Lender

By:	/s/ Dennis DaSilva
Name:	Dennis DaSilva
Title:	Vice President

By:	/s/ Lindy Couillard
Name:	Lindy Couillard
Title:	Director – Wells Fargo Corporate Banking

[Signature  Page to NCS Amendment  No. 2]

JPMORGAN CHASE BANK, N.A., as a US Facility Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Authorized Officer

[Signature  Page to NCS Amendment  No. 2]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Facility Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature  Page to NCS Amendment  No. 2]

HSBC BANK CANADA, as a US Facility Lender

By:	/s/ Cameron Kolbuch
Name:	Cameron Kolbuch
Title:	Assistant Vice President – Energy Financing

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President – Energy Financing

[Signature  Page to NCS Amendment  No. 2]

HSBC BANK CANADA, as a Canadian Facility Lender

By:	/s/ Cameron Kolbuch
Name:	Cameron Kolbuch
Title:	Assistant Vice President – Energy Financing

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President – Energy Financing

[Signature  Page to NCS Amendment  No. 2]

EXHIBIT A

Schedule 6.1

Existing Permitted Debt

Promissory Note issued by NCS Multistage Inc. (f/k/a NCS Oilfield Services Canada, Inc.) and payable to Pioneer Investment, Inc., dated August 7, 2014, in the principal amount of C$19,071,650.12

Cash advances made by NCS Multistage, Inc. to Pioneer Investment, Inc. in an aggregate outstanding principal amount of C$22,420,069.03

Promissory Note issued by NCS Multistage Inc. and payable to Pioneer Investment, Inc. in the principal amount of C$22,420,069.03

Schedule 6.3

Existing Permitted Investments

Investments in connection with the Debt described on Schedule 6.1

Pioneer NCS Energy Holdco, LLC owns a 50% interest in Repeat Precision, LLC, a Texas limited liability company

Repeat Precision, LLC owns a 99.99% interest in RJ Machine S de RL, a Mexico limited liability company